Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
March 31, 1998



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0619%


        Excess Protection Level
        3 Month Average   5.16%
          March, 1998   5.88%
          February, 1998   4.74%
          January, 1998   4.86%


        Cash Yield                                  18.54%


        Investor Charge Offs                         4.85%


        Base Rate                                    7.81%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           11.41%


        Total Payment Rate                          13.80%


        Total Principal Balance                     $33,909,306,783.29


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,867,972,264.80